Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended March 31, 2015
	Expedited LTL	Truckload Premium Services	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$122,207	$34,472	$27,224	$23,027	$(1,012)	$205,918

Purchased transportation	52,853	22,614	7,469	7,063	(662)	89,337
Salaries, wages, and employee benefits	30,322	4,423	10,100	5,934	3,124	53,903
Operating leases	5,918	92	2,086	2,528	5,132	15,756
Depreciation and amortization	4,741	1,410	1,557	967	9	8,684
Insurance and claims	2,820	539	875	586	310	5,130
Fuel expense	935	894	1,286	901	4	4,020
Other operating expenses	9,733	1,289	3,635	3,059	3,123	20,839
Total operating expenses	107,322	31,261	27,008	21,038	11,040	197,669
Income from operations	$14,885	$3,211	$216	$1,989	$(12,052)	$8,249

Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended June 30, 2015
	Expedited LTL	Truckload Premium Services	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$155,858	$39,395	$27,684	$27,494	$(737)	$249,694

Purchased transportation	66,006	25,298	7,549	8,965	(336)	107,482
Salaries, wages, and employee benefits	39,335	4,715	10,575	6,187	1,074	61,886
Operating leases	8,368	83	2,120	2,898	4,808	18,277
Depreciation and amortization	5,563	1,513	1,485	948	10	9,519
Insurance and claims	2,419	852	926	675	1,368	6,240
Fuel expense	1,134	895	1,284	869	6	4,188
Other operating expenses	12,237	1,898	3,758	3,634	667	22,194
Total operating expenses	135,062	35,254	27,697	24,176	7,597	229,786
Income from operations	$20,796	$4,141	$(13)	$3,318	$(8,334)	$19,908

Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended September 30, 2015
	Expedited LTL	Truckload Premium Services	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$149,212	$38,528	$32,133	$28,890	$(1,670)	$247,093

Purchased transportation	61,723	25,541	8,783	9,414	(1,027)	104,434
Salaries, wages, and employee benefits	35,735	4,701	12,171	6,189	229	59,025
Operating leases	8,374	205	2,560	3,308	2,625	17,072
Depreciation and amortization	5,403	1,590	1,451	939	16	9,399
Insurance and claims	2,601	791	879	684	206	5,161
Fuel expense	1,001	783	1,315	727	—	3,826
Other operating expenses	12,781	1,747	4,419	4,093	535	23,575
Total operating expenses	127,618	35,358	31,578	25,354	2,584	222,492
Income from operations	$21,594	$3,170	$555	$3,536	$(4,254)	$24,601

Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended December 31, 2015
	Expedited LTL	Truckload Premium Services	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$149,748	$40,937	$42,954	$24,881	$(2,100)	$256,420

Purchased transportation	61,908	27,570	11,213	8,314	(1,489)	107,516
Salaries, wages, and employee benefits	37,847	5,240	15,966	6,085	651	65,789
Operating leases	8,095	153	3,443	3,026	450	15,167
Depreciation and amortization	5,417	1,693	1,511	919	16	9,556
Insurance and claims	2,215	691	1,067	618	360	4,951
Fuel expense	881	774	1,532	682	—	3,869
Other operating expenses	11,467	2,049	5,160	2,131	(250)	20,557
Total operating expenses	127,830	38,170	39,892	21,775	(262)	227,405
Income from operations	$21,918	$2,767	$3,062	$3,106	$(1,838)	$29,015

Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended March 31, 2016
	Expedited LTL	Truckload Premium Services	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$134,379	$38,620	$33,192	$24,624	$(1,266)	$229,549

Purchased transportation	53,441	26,561	8,877	8,433	(836)	96,476
Salaries, wages, and employee benefits	34,884	4,972	12,707	5,989	126	58,678
Operating leases	8,038	78	2,880	3,008	(136)	13,868
Depreciation and amortization	5,531	1,750	1,497	890	—	9,668
Insurance and claims	2,768	865	1,165	868	(271)	5,395
Fuel expense	720	626	1,022	593	—	2,961
Other operating expenses	11,913	2,203	4,930	2,471	(419)	21,098
Total operating expenses	117,295	37,055	33,078	22,252	(1,536)	208,144
Income from operations	$17,084	$1,565	$114	$2,372	$270	$21,405

Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended June 30, 2016
	Expedited LTL	Truckload Premium Services	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$144,693	$39,440	$31,525	$24,189	$(1,210)	$238,637

Purchased transportation	55,744	27,364	8,590	8,401	(832)	99,267
Salaries, wages, and employee benefits	33,942	4,530	11,935	6,045	566	57,018
Operating leases	8,490	103	3,059	2,943	6	14,601
Depreciation and amortization	5,278	1,724	1,464	875	—	9,341
Insurance and claims	3,367	994	975	528	784	6,648
Fuel expense	814	565	1,073	547	—	2,999
Other operating expenses	12,137	2,000	4,800	2,093	(361)	20,669
Impairment of goodwill, intangibles and other assets	—	42,442	—	—	—	42,442
Total operating expenses	119,772	79,722	31,896	21,432	163	252,985
Income from operations	$24,921	$(40,282)	$(371)	$2,757	$(1,373)	$(14,348)

Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended September 30, 2016
	Expedited LTL	Truckload Premium Services	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$144,337	$42,210	$36,437	$27,579	$(1,011)	$249,552

Purchased transportation	56,332	29,754	10,087	9,708	(842)	105,039
Salaries, wages, and employee benefits	33,752	4,860	14,387	6,574	588	60,161
Operating leases	8,995	87	3,274	3,263	596	16,215
Depreciation and amortization	5,470	1,470	1,472	987	—	9,399
Insurance and claims	3,948	1,078	1,020	793	331	7,170
Fuel expense	848	684	1,216	668	—	3,416
Other operating expenses	13,978	2,239	4,915	2,545	(225)	23,452
Total operating expenses	123,323	40,172	36,371	24,538	448	224,852
Income from operations	$21,014	$2,038	$66	$3,041	$(1,459)	$24,700

Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended December 31, 2016
	Expedited LTL	Truckload Premium Services	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$147,368	$44,003	$47,507	$27,279	$(1,364)	$264,793

Purchased transportation	59,587	31,733	12,466	9,706	(920)	112,572
Salaries, wages, and employee benefits	36,353	4,956	17,809	6,604	423	66,145
Operating leases	8,907	64	3,495	2,818	524	15,808
Depreciation and amortization	5,641	1,497	1,541	1,123	(1)	9,801
Insurance and claims	3,106	1,867	1,221	779	(793)	6,180
Fuel expense	923	683	1,539	712	—	3,857
Other operating expenses	12,359	1,930	5,612	2,751	(445)	22,207
Total operating expenses	126,876	42,730	43,683	24,493	(1,212)	236,570
Income from operations	$20,492	$1,273	$3,824	$2,786	$(152)	$28,223

Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended March 31, 2017
	Expedited LTL	Truckload Premium Services	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$140,598	$41,785	$37,823	$28,291	$(1,515)	$246,982

Purchased transportation	55,374	29,283	9,901	9,747	(1,222)	103,083
Salaries, wages, and employee benefits	34,898	5,204	14,430	6,712	754	61,998
Operating leases	9,249	85	3,186	3,067	14	15,601
Depreciation and amortization	5,563	1,558	1,802	1,110	—	10,033
Insurance and claims	2,845	1,059	1,009	792	101	5,806
Fuel expense	937	796	1,247	700	—	3,680
Other operating expenses	13,332	2,096	4,881	3,583	(300)	23,592
Total operating expenses	122,198	40,081	36,456	25,711	(653)	223,793
Income from operations	$18,400	$1,704	$1,367	$2,580	$(862)	$23,189

Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended June 30, 2017
	Expedited LTL	Truckload Premium Services	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$152,270	$45,186	$36,835	$35,270	$(2,043)	$267,518

Purchased transportation	61,036	32,670	9,617	14,010	(1,724)	115,609
Salaries, wages, and employee benefits	36,922	4,982	14,024	8,041	433	64,402
Operating leases	9,002	126	3,113	3,066	(511)	14,796
Depreciation and amortization	5,520	1,590	1,613	1,496	—	10,219
Insurance and claims	4,193	1,250	1,099	1,323	(135)	7,730
Fuel expense	910	683	1,157	921	—	3,671
Other operating expenses	11,695	2,026	4,587	3,340	(366)	21,282
Total operating expenses	129,278	43,327	35,210	32,197	(2,303)	237,709
Income from operations	$22,992	$1,859	$1,625	$3,073	$260	$29,809

Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended September 30, 2017
	Expedited LTL	Truckload Premium Services	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$155,703	$45,941	$39,180	$42,292	$(2,915)	$280,201

Purchased transportation	64,045	33,926	10,417	17,457	(2,519)	123,326
Salaries, wages, and employee benefits	35,202	5,029	15,337	9,039	275	64,882
Operating leases	9,367	334	3,268	3,827	13	16,809
Depreciation and amortization	5,435	1,546	1,652	1,690	3	10,326
Insurance and claims	3,280	1,976	1,067	1,228	293	7,844
Fuel expense	911	793	1,325	1,067	—	4,096
Other operating expenses	14,259	2,201	5,433	4,504	(377)	26,020
Total operating expenses	132,499	45,805	38,499	38,812	(2,312)	253,303
Income from operations	$23,204	$136	$681	$3,480	$(603)	$26,898